NORTH CAROLINA	LOAN NUMBER 6000436000

Iredell County

NOTE MODIFICATION AGREEMENT

$1,000,000.00	$1,000,694.44	4-27-2017
Original Amount of Note	Present Balance of Note	Original Date of Note

THIS AGREEMENT made and entered into on April 18, 2018 by and between Convergent Media Systems Corporation [Herein after called “Maker(s)”]; blueharbor bank a North Carolina banking Corporation (hereinafter called “Bank”); and (hereinafter called Guarantors”) whether one or more, and whether surety, guarantor or endorser:

W I T N E S S E T H

WHEREAS, Maker(s) heretofore executed a note in favor of Bank, which note is more particularly identified above: and WHEREAS, Makers(s) has requested that said note be modified to the limited extent as is hereinafter set forth; and, WHEREAS, Bank has agreed to such modification; and, WHEREAS, Guarantor, if any, has also agreed to said modification and enters into this Agreement for the purpose of specifically assenting to the terms hereof; NOW THEREFORE, by mutual agreement of the parties and in mutual consideration of the premises and the additional sum of One Dollar ($1.00) and other good and valuable considerations, each to the other parties paid, the receipt of which and the adequacy of which is hereby acknowledged, the parties hereto agree that said note is modified and amended as indicated hereinafter:

[  ] INTEREST RATE (Select One)

[ ]	Effective ________________ the interest rate is changed from _______ to ______ % per annum.

[ ]	Effective ___________ the interest rate shall be_______% per annum above _________Rate (the “Index Rate”), as same fluctuates from time to time, which rate currently is _______%, and increases or decreases in the total rate due to changes in the “Index Rate” shall become effective on the calendar day such change takes place. The total rate will not go above ______ or below________%.

[ ]	DEFAULT INTEREST RATE. Upon the occurrence of an event of default, and once notice of default is given to me, the interest rate upon the unpaid balance of this loan shall be ______ % per year.

[ ]	REMEDIES. If the Maker(s) is in default on said note the Bank has, but is not limited to, the right to change the interest rate on said note to the Default Rate. By selecting this remedy, the Bank does not give up its right to later use any other remedy, including without limitation, the remedies provided for in said note.

[ ]	POST-JUDGEMENT INTEREST. You agree that post-judgment interest shall accrue at the Default Rate.

[ ]	Other ______________________________________________________________________________
___________________________________________________________________________________

[  ] PAYMENT TERMS (Select One)

[ ]	All remaining installment payments are extended for _________ month (s). The next payment is due ________________, _________.

[ ]	Payable in one single payment due on ______________________, ____________

[ ]	Payable in equal consecutive___________ payments of __________ beginning ______________.
(Monthly, Quarterly, etc.)
[ ]	The final payment of the entire balance of principal and interest will be due____________.

[X]	Other: Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning 5-10-2018, with all subsequent interest payments to be due on the same day of each month after that until maturity on 5-10-2019.

[  ] COLLATERAL (Select One)

[ ]	The following described collateral is substituted for the original collateral:
____________________________________________________________________

[ ]	All collateral described in the Security Agreement is hereby released as security.

[ ]	The following described collateral is hereby released as collateral but any other collateral described in the Security Agreement is retained: __________________________________________________
_______________________________________________________________________________

[ ]	If marked, the aforesaid note hereby modified is secured by a deed of trust or deeds of trust recorded in Book __________ ________, at Page ___________, Book _________, at Page __________, Book _________, at Page ____________, ____________________ County Registry, which deed (s) of trust are modified to comply with the modifications made by the Note Modification Agreement.

[ ]	Other ___________________________________________________________________
_______________________________________________________________________________

[  ] OTHER MODIFICATIONS

_______________________________________________________________________________
_______________________________________________________________________________

CREDIT INSURANCE DISCLOSURES: If installment payments are extended, any credit insurance written on the note is NOT Extended. On a single payment loan that is extended, any credit insurance written on the note is NOT extended unless an application is made for a new credit insurance policy at the renewal of the note with payment of the applicable premium.

If the note being modified by this Agreement is signed by more than one person, the modified note shall be the JOINT and SEVERAL obligation of all signers, and each provision of the note as modified shall apply to each and all signers and the property and liability of each and all of them.

The agreement herein contained shall bind and inure to the benefit of the successors in interest hereto, and it is expressly understood and agreed that this Agreement is a modification only and not a novation. It is also expressly understood and agreed that except for the above stated modification (s), said note, the deed (s) of trust, and/or other security agreements and the terms and conditions thereof, shall be and remain in full force and effect and that this Note Modification Agreement shall not release or affect the liability of any guarantors, sureties, or endorsers on said note.

Financial Information: During the term of the Loan the Bank requires that the Borrower(s) and/or Guarantor(s) provide certain periodic financial information in a form and content acceptable to the Bank. If the information is not submitted as required, the Bank may increase the contract interest rate by two percent (2%) per annum until the required information is submitted in a form and content acceptable to the Bank. Borrower(s) and/or Guarantor(s) shall be required to provide the following financial information within thirty (30) days of the date of the original request.

a)	Each Borrower’s Annual Federal Income Tax Return, with all schedules, signed and addressed to blueharbor bank, within 120 days of Borrower’s fiscal year end, absent an extension filed with the Internal Revenue Service. A certificate documenting the extension must be provided to blueharbor bank within thirty (30) days of the date of the original request.
b)	Each Guarantor’s Annual Personal Financial Statement to be submitted no less frequently than every 12 months.
c)	Each Guarantor’s Annual Federal Income Tax Return, with all schedules, signed and addressed to blueharbor bank within 120 days of Borrower’s fiscal year end, absent an extension filed with the Internal Revenue Service. A certificate documenting the extension must be provided to blueharbor bank within thirty (30) days of the date of the original request.
d)	The Borrower(s) and/or Guarantor(s) shall also submit such additional financial information in a form and content acceptable to the Bank as may be reasonably requested from time to time.

IN TESTIMONY WHEREOF, each individual Maker or Guarantor has hereunto caused this instrument to be executed, has set his/her hand and adopted as his/her seal the Word “SEAL” appearing beside his/her name, this the day and year first above written.

Ballantyne Strong Inc		Convergent Corporation

/s/ D. Kyle Cerminara	(SEAL)	/s/ D. Kyle Cerminara	(SEAL)
D Kyle Cerminara, CEO		D Kyle Cerminara, CEO

IN TESTIMONY WHEREOF, the corporate Maker or Guarantor has hereunto caused this instrument to be executed in its corporate name, set his/her hand and adopted as his/her seal the Word “SEAL” appearing beside by its _______________________ President, attested by its _______________________ his/her name, Secretary, and its corporate seal to be hereto affixed, by order of its’ Board of Directors, First duly given, this the day and year first above written.

Convergent Media Systems Corporation
(Corporate Name)

BY:	/s/ D. Kyle Cerminara	(SEAL)
D Kyle Cerminara, CEO

ATTEST: ________________________________		(SEAL)

IN TESTIMONY WHEREOF, the Bank has caused this Note Modification Agreement to be executed in its corporate name by the undersigned officer.

blueharbor bank

BY:	/s/ Chris L. Nichols, SVP
Name & Title

SEAL-STAMP	North Carolina, ______________________________ County.

I, ______________ a Notary Public of the County and State aforesaid, certify that ________________________________________________, personally appeared before me this day and acknowledged the execution of the foregoing instrument.

Witness my hand and official stamp or seal, this ___________ day of _______________, _________.

My commission expires:_____________	_____________ Notary Public

SEAL-STAMP	North Carolina, _______________________________County.

I, _________________ a Notary Public of the County and State aforesaid, certify that __________________________________________, personally came before me this day and acknowledged that ___ he is __________________________________ Secretary of _________________________________________________ a North Carolina corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by its ________________ President, sealed with its corporate seal and attested by ___________________________ as its Secretary.

Witness my hand and official stamp or seal, this __________day of ________________, _________________.

My commission expires:_____________	_____________ Notary Public

The foregoing Certificate (s) of _______________________________________________________________________

is/are certified to be correct. This instrument and this certificate are duly registered at the date and time and in the Book and Page shown on the first page hereof.

____________________________________ Register of Deeds For __________________________County

By _________________________________________________________ Deputy/Assistant-Register of Deeds.